UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2025
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MARKEL GROUP INC.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
On February 24, 2025, Markel Group Inc. (Markel Group or the Company) posted a copy of the 2024 Letter to Shareholders, from Thomas S. Gayner, the Company’s Chief Executive Officer, on the Company’s website at ir.mklgroup.com/investor-relations.

A copy of the letter is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The letter may include statements about Markel Group’s future economic performance, finances, expectations, plans and prospects that are forward-looking statements. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. Additional information about factors that could cause actual results to differ materially from those projected in the forward-looking statements can be found in the Company's 2024 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (SEC) on February 24, 2025, including in Item 1A Risk Factors and Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations under "Safe Harbor and Cautionary Statement." The letter may also include or discuss certain non-GAAP financial measures. You may find the most directly comparable GAAP measures and a reconciliation to GAAP for these measures in the Company's 2024 Annual Report on Form 10-K. The letter discusses the Company's growth in "intrinsic value per share." For more information regarding this metric, see the press release for the Company’s 2024 results, which was filed with the SEC by a Current Report on Form 8-K on February 5, 2025.

The Company's 2024 Annual Report on Form 10-K and the press release for the Company’s 2024 results also can be found on the Markel Group website at ir.mklgroup.com/investor-relations in the “Financials” section.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	2024 Letter to Shareholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

February 24, 2025	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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